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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 17, 1999



                            METACREATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission file number 0-27168



         Delaware                                95-4102687
(State of incorporation)           (I.R.S. Employer Identification Number)


                   6303 Carpinteria Ave, Carpinteria, CA 93013
                    (Address of principal executive offices)



                                 (805) 566-6200
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Please refer to the following press release, dated December 14, 1999, announcing certain changes to an officer of the Company:

METACREATIONS ANNOUNCES CHIEF EXECUTIVE OFFICER CHANGES

Carpinteria, Calif., December 14, 1999 -- MetaCreations Corporation (Nasdaq:
MCRE) today announced that Gary Lauer, the Company's current chairman, president and chief executive officer, is resigning as president and chief executive officer to join another company. Lauer will remain on the Board of Directors and as the Company's chairman.

"We wish to thank Gary for his leadership as CEO in helping us define and develop the Company's e-commerce visualization strategy and activities, and we are pleased that he will be part of the Board of Directors as we continue to make ourselves the market leader in e-commerce visualization," said Howard Morgan, a member of MetaCreations Board of Directors and vice-chairman of IdeaLab.

Mark Zimmer, currently the President of MetaCreations' business graphics division, has been appointed president and chief executive officer of MetaCreations. Mark was a co-founder and CEO of Fractal Design, which merged into MetaCreations Corporation.

"We are pleased that Mark Zimmer has agreed to step into the role as president and CEO. He and Gary have worked closely together on the development of the Company's strategy, and we have great confidence in Mark's ability to help us continue to move forward," said Morgan.

About MetaCreations
MetaCreations Corporation is focused on e-commerce visualization solutions for the World Wide Web. MetaCreations' strategy is centered on the Company's MetaStream technology and software tools designed to make the interactive use of photo-realistic 3D on the Web practical and pervasive. MetaStream.com Corporation, a joint initiative between MetaCreations and Computer Associates, is MetaCreations' initiative for the delivery of e-commerce visualization solutions for the Web. The Company is headquartered in Santa Barbara County, California and can be reached on the World Wide Web at http://www.metacreations.com. Additional information about MetaStream.com is available at http://www.metastream.com.

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially as a result of a number of risks and uncertainties affecting the Company's business. Such risks include, but are not limited to, the following: no assurance that MetaCreations will become a market leader in e-commerce visualization. For a more detailed discussion of factors that affect MetaCreations' operating results, interested parties should review MetaCreations' SEC reports, including MetaCreations' Annual Report on Form 10-K for the year ended December 31, 1998, and Quarterly Reports on Form 10-Q.

# # #

MetaCreations, MetaStream and MetaFlash are either registered trademarks or trademarks of MetaCreations Corporation. Other product and company names herein may be trademarks of their respective owners.


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Press Contacts:

Terry Kinninger
Chief Financial Officer
(805) 566-6200
terryk@metacreations.com

Betty Franklin
Investor Relations
(805) 566-6289
bettyf@metacreations.com


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          METACREATIONS CORPORATION
                                          (Registrant)


 DATE: DECEMBER 17, 1999                   /s/ TERANCE A. KINNINGER
                                           ------------------------
                                           Terance A. Kinninger
                                           Senior Vice President and
                                           Chief Financial Officer